Exhibit 10.48
AMENDMENT NO. 1
TO
FERGUSON ENTERPRISES, INC.
EXECUTIVE LIFE INSURANCE PLAN II
THIS AMENDMENT NO. ONE is made as of the 28th day of January, 2008, by Ferguson Enterprises, Inc., a Virginia corporation (the “Corporation”).
WHEREAS, the Corporation adopted the Ferguson Enterprises, Inc. Executive Life Insurance Plan II (the “Plan”) for the benefit of participating employees effective as of January 1, 2006;and
WHEREAS, pursuant to Section 5.l(b) of the Plan, the Administrator of the Plan may, at its sole discretion, terminate an individual’s participation in the Plan; and
WHEREAS, pursuant to Section 8.1 of the Plan, the Corporation reserved the right to amend the Plan, and now desires to do so;
NOW, THEREFORE, the Corporation hereby amends the Plan, effective January 28, 2008, as follows:
1.Section 3.1 of the Plan entitled “Section of Participants” is hereby amended and restated in its entirety to read as follows:
3.1    Selection of Participants. Participation in the Plan is limited to the Company’s corporate officers at the vice-president and higher level. The Administrator, or its designees, shall designate the employees to participate in this Plan. All such designations shall be at the sole discretion of the Administrator and shall be revocable at the Administrator’s sole discretion at any time. The Administrator, or its designees, shall determine the effective date of a Participant’s participation in the Plan. In no event will an employee become a Participant in the Plan prior to the issuance of a Policy on the employee’s life. Participation in the Plan shall terminate in accordance with Article V.
2.Schedule 1 to the Plan is hereby amended to delete all references to “Category III”.
3.Section 4.6 of the Plan entitled “Gross-Up Payment” is hereby amended by deleting the phrase “thirty percent (30%)” and substituting in its place the phrase “thirty-five percent (35%)” in its place.
4.Section 5.3 of the Plan entitled “Early Retirement Option” is hereby deleted in its entirety.

IN WITNESS WHEREOF, the Corporation, by its duly authorized officer, has caused this Amendment No. One to be executed as of the day and year first above written.
FERGUSON ENTERPRISES, INC.
By: /s/ Terry E. Hall
Terry E. Hall, Vice President
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